Exhibit 10.3

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of January 10, 2017, among Dynegy Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, each RL Lender listed as an “Extending RL Lender”, “Upsizing Extending RL Lender”, “Incremental RL Lender”, “RL Lender” and/or “Issuing Lender” on the signature pages hereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 23, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Fourth Amendment, the “Credit Agreement”);

WHEREAS, the Borrower is hereby notifying the Administrative Agent and the applicable Lenders that, pursuant to Section 2.16 of the Credit Agreement, it is making an Extension Offer, on a pro rata basis, to each RL Lender holding Initial Revolving Loan Commitments, which Extension Offer provides for an extension of the Initial Revolving Loan Maturity Date from April 23, 2018 to April 23, 2021 (the “Extended Initial Revolving Loan Maturity Date”);

WHEREAS, each RL Lender party hereto has agreed to extend the Maturity Date applicable to the Initial Revolving Loan Commitments (and related outstandings) held by it to the Extended Initial Revolving Loan Maturity Date (such consenting RL Lenders, collectively, the “Extending RL Lenders” and such extended commitments, the “Extended Initial Revolving Loan Commitments”), in each case, on the terms and subject to the conditions contained herein;

WHEREAS, certain RL Lenders holding Initial Revolving Loan Commitments have declined to participate in the Extension Offer (each such declining RL Lender, a “Non-Extending RL Lender”) and have elected to maintain the currently-existing Initial Revolving Loan Maturity Date with respect to their respective Initial Revolving Loan Commitments (and related outstandings) (the commitments of such Non-Extending RL Lenders, collectively, the “Non-Extended Initial Revolving Loan Commitments”);

WHEREAS, each Extending RL Lender that holds an Initial Letter of Credit Commitment has further agreed to extend, concurrently with the effectiveness of the Initial Revolving Loan Extension (as defined below), its Initial Letter of Credit Commitment through the date that is five Business Days prior to Extended Initial Revolving Loan Maturity Date (such extended commitments, the “Extended Initial Letter of Credit Commitments”), in each case, on the terms and subject to the conditions contained herein;

WHEREAS, the Borrower is hereby notifying the Administrative Agent and the applicable Lenders that it is requesting a Revolving Commitment Increase in an aggregate principal amount of $45,000,000 (collectively, the “Extended Initial Revolver Increase”) pursuant to Section 2.15 of the Credit Agreement and otherwise on the terms and subject to the conditions contained herein, which Revolving Commitment Increases shall (a) be established by entering into an Incremental Amendment pursuant to the terms and conditions of the Credit Agreement (it being agreed that this Fourth Amendment constitutes an Incremental Amendment which meets such requirements) with (i) each Extending RL Lender agreeing to provide such Revolving Commitment Increases (such Extending RL Lenders, the “Upsizing Extending RL Lenders”), (ii) each other RL Lender agreeing to provide such Revolving Commitment Increases (such other RL Lenders, the “Incremental RL Lenders”) and (iii) the

Administrative Agent, to become effective immediately after the effectiveness of the Initial Revolving Loan Extension contemplated hereby and (b) take the form of an increase in the aggregate principal amount of the Extended Initial Revolving Loan Commitments;

WHEREAS, each Upsizing Extending RL Lender and each Incremental RL Lender has indicated its willingness to provide the Extended Initial Revolver Increase set forth opposite its name on Schedule I hereto, in each case, on the terms and subject to the conditions contained herein; and

WHEREAS, the Borrower has requested and the Revolving Lenders have agreed to certain amendments to Section 10.07 of the Credit Agreement with respect to the Senior Secured Leverage Ratio levels set forth therein;

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                                 Extension of Initial Revolving Loan Commitments and Initial Letter of Credit Commitments; Revolving Commitment Increase.

(a)                           Each Extending RL Lender hereby severally agrees to the extension (the “Initial Revolving Loan Extension”) of the Maturity Date with respect to the entire principal amount of Initial Revolving Loan Commitments (and related outstandings) held by such Extending RL Lender immediately prior to the effectiveness of this Fourth Amendment, in each case, to the Extended Initial Revolving Loan Maturity Date, with each such Initial Revolving Loan Extension to become effective on the Fourth Amendment Effective Date (as defined below).

(b)                           In connection with the effectiveness of the Initial Revolving Loan Extension, each Extending RL Lender hereby severally agrees to the extension (the “Initial Letter of Credit Commitment Extension”) of the availability with respect to the entire principal amount (if any) of Initial Letter of Credit Commitments held by such Extending RL Lender immediately prior to the effectiveness of this Fourth Amendment (which, Initial Letter of Credit Commitment Extensions, in the aggregate, represent an extension of all outstanding Initial Letter of Credit Commitments in effect immediately prior to the effectiveness of this Fourth Amendment) to the date that is five Business Days prior to Extended Initial Revolving Loan Maturity Date, with each such Initial Letter of Credit Commitment Extension to become effective on the Fourth Amendment Effective Date.

(c)                            Each Upsizing Extending RL Lender and each Incremental RL Lender hereby severally commits to provide the Extended Initial Revolver Increase to the Extended Initial Revolving Loan Commitments in the amount set forth opposite its name under the column entitled “Extended Initial Revolver Increase Amount” on Schedule I attached hereto, with each such commitment and increase to be effective as of the Fourth Amendment Effective Date, immediately after the effectiveness of the Initial Revolving Loan Extension.

(d)                           Upon the occurrence of the Fourth Amendment Effective Date, the following shall automatically occur (in the order set forth below):

(i)                                     the Initial Revolving Loan Extension shall be effected through (x) the establishment of the Extended Initial Revolving Loan Commitments as a new Class of Revolving Loan Commitments on the terms set forth in the Credit Agreement (as amended by this Fourth Amendment) and (y) the automatic conversion, pursuant to Section 2.16 of the Credit Agreement, of the entire principal amount of Initial Revolving Loan Commitments (and related outstandings)

of each Extending RL Lender into such new Extended Initial Revolving Loan Commitments immediately upon the creation thereof;

(ii)                                  immediately following the consummation of the Initial Revolving Loan Extension, the Initial Letter of Credit Commitment Extension shall be effected through the automatic conversion of the Initial Letter of Credit Commitments (if any) of each Extending RL Lender into Extended Initial Letter of Credit Commitments in respect of the Extended Initial Revolving Loan Commitments; and

(iii)                               the Extended Initial Revolver Increase shall become effective and the amount of the Extended Initial Revolving Loan Commitments shall be increased by the aggregate amount of the Extended Initial Revolver Increase (with such amount, to be allocated between the Upsizing Extending RL Lenders and the Incremental RL Lenders as set forth on Schedule I attached hereto).

(e)                            The terms of the Extended Initial Revolving Loan Commitments, the loans made pursuant thereto and the Extended Initial Letter of Credit Commitments shall, other than with respect to the aggregate principal amount thereof and/or the Maturity Date relating thereto, be identical to the terms of the Initial Revolving Loan Commitments, Initial Revolving Loans and the Initial Letter of Credit Commitment, respectively.  For the avoidance of doubt, the terms of the Non-Extended Initial Revolving Loan Commitments of each Non-Extending RL Lender shall not be modified a result of the foregoing, and such Non-Extended Initial Revolving Loan Commitments shall continue as “Initial Revolving Loan Commitments” pursuant to the terms of the Credit Agreement.

(f)                             The parties hereby agree that (x) on the Fourth Amendment Effective Date (after giving effect to this Fourth Amendment and each of the actions set forth in clause (d) above), (i) the total Extended Initial Revolving Loan Commitments shall be $450,000,000.00, (ii) the total Extended Initial Letter of Credit Commitments of each applicable Issuing Lender shall be as set forth on Schedule II hereto, (iii) the total remaining Initial Revolving Loan Commitments shall be $70,000,000.00 and (iv) the total remaining Initial Letter of Credit Commitments shall be $0 and (y) there shall be an automatic adjustment, as set forth in Section 5 of this Fourth Amendment, to the RL Percentage of each RL Lender in the aggregate Letter of Credit Exposure and the aggregate Swingline Loan Exposure to reflect the new RL Percentage of each RL Lender in the aggregate Letter of Credit Exposure and the aggregate Swingline Loan Exposure after giving effect to this Fourth Amendment.

SECTION 2.                                                 Amendments to Credit Agreement.

(a)                                 Effective as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i)                                     The definition of “Applicable Margin” contained in Section 1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Applicable Margin” shall mean a percentage per annum equal to (i) in the case of Initial Tranche B-1 Term Loans maintained as (A) Base Rate Loans, 2.00% and (B) LIBOR Loans, 3.00%; (ii) in the case of Initial Tranche B-2 Term Loans maintained as (A) Base Rate Loans, 2.00% and (B) LIBOR Loans, 3.00%; (iii) in the case of Incremental Tranche C Term Loans maintained as (A) Base Rate Loans, 3.00% and (B) LIBOR Loans, 4.00%; (iv) initially, in the case of Initial Revolving Loans, Incremental Tranche A Revolving Loans, Incremental Tranche B Revolving Loans and Extended Initial Revolving Loans, in each case, maintained as (A) Base Rate Loans, 1.75% and (B) LIBOR Loans, 2.75%; (v) initially, in the case of Unutilized Revolving

Loan Commitments attributable to Initial Revolving Loan Commitments, Incremental Tranche A Revolving Commitments, Incremental Tranche B Revolving Commitments and Extended Initial Revolving Loan Commitments, in each case, 0.50%; and (vi) in the case of Swingline Loans, 1.75%.  From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for Revolving Loans, Swingline Loans, and/or Unutilized Revolving Loan Commitments, in each case, attributable to Initial Revolving Loan Commitments, Incremental Tranche A Revolving Loan Commitments, Incremental Tranche B Revolving Loan Commitments and Extended Initial Revolving Loan Commitments, than that described in the immediately preceding sentence (each, a “Start Date”) to and including the applicable End Date described below, the Applicable Margins for such Revolving Loans, Swingline Loans and/or Unutilized Revolving Loan Commitments attributable to Initial Revolving Loan Commitments, Incremental Tranche A Revolving Loan Commitments, Incremental Tranche B Revolving Loan Commitments and Extended Initial Revolving Loan Commitments (hereinafter, the “Adjustable Applicable Margins”) shall be those set forth below opposite the Senior Secured Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

Senior Secured Leverage Ratio	Unutilized Revolving Loan Commitment Margin	Revolving Loan Base Rate Margin	Revolving Loan LIBO Rate Margin	Swingline Loan Margin
Greater than or equal to 2.25:1.00	0.500%	1.75%	2.75%	1.75%
Greater than or equal to 1.75:1.00 but less than 2.25:1.00	0.375%	1.50%	2.50%	1.50%
Less than 1.75:1.00	0.375%	1.25%	2.25%	1.25%

The Senior Secured Leverage Ratio used in a determination of Adjustable Applicable Margins shall be determined based on the delivery of a certificate of the Borrower (each, a “Quarterly Pricing Certificate”) by an Authorized Officer of the Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 50 days of the last day of any Fiscal Quarter of the Borrower, which certificate shall set forth the calculation of the Senior Secured Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date (but determined on a Pro Forma Basis) and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences).  The Adjustable Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the relevant Start Date to the earlier of (x) the date on which the next certificate is delivered to the Administrative Agent, and (y) the date which is 51 days (or 106 days in the case of the fourth Fiscal Quarter of the Borrower) following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the “End Date”), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margins (and thus commencing a new Start Date), the Adjustable Applicable Margins shall be those set forth in the first sentence of this definition (such Adjustable Applicable Margins as so determined, the “Highest Adjustable Applicable Margins”).

Notwithstanding anything to the contrary contained above in this definition, the Adjustable Applicable Margins shall be the Highest Adjustable Applicable Margins (x) at all times during which there shall exist any Event of Default and (y) at all times prior to the date of delivery of the financial statements pursuant to Section 9.01(a) for the first full Fiscal Quarter of the Borrower following the Closing Date.

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Senior Secured Leverage Ratio set forth in any Quarterly Pricing Certificate delivered for any period is inaccurate for any reason and the result thereof is that the Lenders received interest for any period based on an Applicable Margin that is less than that which would have been applicable had the Senior Secured Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Margin” for any day occurring within the period covered by such Quarterly Pricing Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Senior Secured Leverage Ratio for such period, and any shortfall in the interest theretofore paid by the Borrower for the relevant period pursuant to Section 2.08(a) and (b) as a result of the miscalculation of the Senior Secured Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08(a) or (b), as applicable, at the time the interest for such period was required to be paid pursuant to said Section on the same basis as if the Senior Secured Leverage Ratio had been accurately set forth in such Quarterly Pricing Certificate (and shall remain due and payable until paid in full, together with all amounts owing under Section 2.08(d), in accordance with the terms of this Agreement).  Such Applicable Margin shall be due and payable on the earlier of (i) the occurrence of a Default or an Event of Default under Section 11.05 and (ii) promptly upon written demand to the Borrower (but in no event later than five (5) Business Days after such written demand); provided that in the case of preceding clause (ii), nonpayment of such Applicable Margin as a result of any inaccuracy shall not constitute a Default or Event of Default (whether retroactively or otherwise), and no such amounts shall be deemed overdue (and no amounts shall accrue interest at the applicable default rate), at any time prior to the date that is five (5) Business Days after such written demand to the Borrower.

The Applicable Margins with respect to any Term Loans other than Initial Term Loans, Revolving Loans other than Initial Revolving Loans, Incremental Tranche A Revolving Loans, Incremental Tranche B Revolving Loans and Extended Initial Revolving Loans and Unutilized Revolving Loan Commitments attributable to Revolving Loan Commitments other than the Initial Revolving Loan Commitments, Incremental Tranche A Revolving Loan Commitments, Incremental Tranche B Revolving Loan Commitments and Extended Initial Revolving Loan Commitments, shall in each case be determined in accordance with the relevant provisions of this Agreement, and shall utilize the rules provided above to the extent specified in the respective Incremental Amendment, Extension or Refinancing Amendment, as applicable.”

(ii)                                  The definition of “Class” contained in Section 1 of the Credit Agreement is hereby amended by inserting the text “Extended Initial Revolving Loans,” immediately after the text “Incremental Tranche B Revolving Loans,” appearing therein.

(iii)                               The definition of “Commitment” contained in Section 1 of the Credit Agreement is hereby amended by inserting the text “an Extended Initial Revolving Loan Commitment,”

immediately after the text “an Incremental Tranche B Revolving Loan Commitment,” appearing therein.

(iv)                              The definition of “Latest Maturity Date” contained in Section 1 of the Credit Agreement is hereby amended by inserting the text “Extended Initial Revolving Loan Commitments,” immediately after the text “Incremental Tranche B Revolving Loan Commitments,” appearing therein.

(v)                                 The definition of “Maturity Date” contained in Section 1 of the Credit Agreement is hereby amended by (A) deleting the text “or” immediately prior to the text “the Incremental Tranche B Revolving Loan Maturity Date” appearing therein and (B) inserting the text “, or the Extended Initial Revolving Loan Maturity Date” immediately after the text “the Incremental Tranche B Revolving Loan Maturity Date” appearing therein.

(vi)                              The definition of “Revolving Loan Commitments” contained in Section 1 of the Credit Agreement is hereby amended by inserting the text “, Extended Initial Revolving Loan Commitment” immediately after the text “Incremental Tranche B Revolving Loan Commitment” appearing therein.

(vii)                           Section 1 of the Credit Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order:

“Extended Initial Letter of Credit Commitment” shall mean the Initial Letter of Credit Commitment of each Issuing Lender that is extended on the Fourth Amendment Effective Date pursuant to the terms of the Fourth Amendment (as the same may be reduced pursuant to Section 3.02(b) hereof).

“Extended Initial Revolving Loan Commitment” shall mean, for each Lender party to Fourth Amendment, the amount set forth opposite such Lender’s name on Schedule 1.01(b) directly below the column entitled “Extended Initial Revolving Loan Commitment,” as the same may from time to time be (x) reduced or terminated pursuant hereto, (y) increased (but only with the consent of the respective Lender) in accordance with the terms hereof or (z) adjusted as a result of assignments to or from such Lender pursuant hereto.

“Extended Initial Revolving Loan Maturity Date” shall mean April 23, 2021.

“Extended Initial Revolving Loans” shall mean all Revolving Loans made from time to time pursuant to the Extended Initial Revolving Loan Commitments.

“Fourth Amendment” shall mean that certain Fourth Amendment to Credit Agreement, dated as of January 10, 2017, among the Borrower, the Guarantors party thereto, the financial institutions party thereto as Extending RL Lenders, Upsizing Extending RL Lenders, “Incremental RL Lenders” and/or “Issuing Lenders”, and the Administrative Agent.

“Fourth Amendment Effective Date” shall mean the first date that all of the conditions precedent in Section 4 of the Fourth Amendment are satisfied or waived in accordance with Section 4 of the Fourth Amendment.

(viii)                        Section 3.02(a) of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period at the end of the first sentence thereof:

“; provided, further, that if any Letter of Credit with a stated termination date occurring after the Extended Initial Revolving Loan Maturity Date is issued or extended by an Issuing Lender in accordance with the preceding paragraph and the Extended Initial Revolving Loan Maturity Date would, at the time of such issuance or extension, occur within 12 months after the date of such issuance or extension, the Stated Amount of such Letter of Credit shall not exceed, when added to the sum of the aggregate Stated Amount of all Letters of Credit issued by such Issuing Lender that (x) have a stated termination date occurring after the Extended Initial Revolving Loan Maturity Date and (y) are then outstanding, the Letter of Credit Commitment of such Issuing Lender that will be in effect on the Extended Initial Revolving Loan Maturity Date (calculated after giving effect to any reduction on such date pursuant to Section 3.02(b)) unless the excess amount shall have been cash collateralized or backstopped in a manner reasonably satisfactory to the applicable Issuing Lender”.

(ix)                              Section 3.02(b) of the Credit Agreement is hereby amended by (A) replacing each reference in clause (i) thereof to “Initial Revolving Loan Commitments” with a reference to “Extended Initial Revolving Loan Commitments” and (B) replacing each reference in clause (i) thereof to “Initial Letter of Credit Commitments” with a reference to “Extended Initial Letter of Credit Commitments”.

(x)                                 Section 10.07 of the Credit Agreement is hereby amended by replacing the financial covenant grid set forth in clause (b) thereof in its entirety with the following:

Fiscal Quarter Ending	Ratio
September 30, 2013 through December 31, 2013	5.00:1.00
March 31, 2014 through December 31, 2014	4.00:1.00
March 31, 2015 through December 31, 2015	4.75:1.00
March 31, 2016 through September 30, 2016	3.75:1.00
December 31, 2016 and thereafter	4.00:1.00

(b)                                 Effective as of the Fourth Amendment Effective Date, Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex I hereto.

SECTION 3.                                                 Reference To And Effect Upon The Credit Agreement.

(a)                                 From and after the Fourth Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, and (ii) this Fourth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

(b)                                 Each Credit Party, by its signature below, hereby confirms that (i) its Guaranty and each Security Document to which it is a party remains in full force and effect and (ii) its Guaranty and each

Security Document to which it is a party covers all Obligations, in each case after giving effect to this Fourth Amendment.

(c)                                  This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

SECTION 4.                                                 Effectiveness.    This Fourth Amendment shall become effective at the time (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied (or waived by the Required Revolving Lenders, each Extending RL Lender, each Upsizing Extending RL Lender and each Incremental RL Lender):

(a)                                 this Fourth Amendment shall have been duly executed and delivered by the Borrower, the other Credit Parties, the Required Revolving Lenders (calculated immediately prior to the effectiveness of this Fourth Amendment), each Extending RL Lender, each Upsizing Extending RL Lender, each Incremental RL Lender and the Administrative Agent;

(b)                                 the Third Amendment to the Credit Agreement, dated as of June 27, 2016 (as amended, restated and/or otherwise modified prior to the date hereof), shall have either become effective in accordance with its terms or have been terminated in accordance with its terms;

(c)                                  the Administrative Agent shall have received customary closing certificates from each Credit Party in form and substance consistent with those delivered on the Second Amendment Effective Date pursuant to Section 4(a)(iii) of the Second Amendment;

(d)                                 the Administrative Agent shall have received a solvency certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower substantially in the form of Exhibit F to the Credit Agreement;

(e)                                  the Administrative Agent shall have received a customary legal opinion from White & Case LLP, New York counsel to the Credit Parties, and addressed to the Administrative Agent, the Collateral Trustee, the Extending RL Lenders, the Upsizing Extending RL Lenders and the Incremental RL Lenders and dated the Fourth Amendment Effective Date;

(f)                                   on the date hereof and on the Fourth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing or shall result from the effectiveness of this Fourth Amendment;

(g)                                  all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Fourth Amendment Effective Date (it being understood and agreed that (i) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (ii) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(h)                                 all fees required to be paid on the Fourth Amendment Effective Date and all expenses required to be paid on the Fourth Amendment Effective Date, in each case, in connection with the Initial Revolving Loan Extension, the Initial Letter of Credit Commitment Extension, the incurrence of the Extended Initial Revolving Increase and this Fourth Amendment and, in the case of expenses, to the extent invoiced at least two business days prior to the Fourth Amendment Effective Date, shall have been paid;

(i)                                     the conditions precedent to the incurrence of Revolving Commitment Increases set forth in Section 2.15(a)(ii), (iv) and (v) of the Credit Agreement shall have been satisfied; and

(j)                                    the Borrower shall have delivered to the Administrative Agent a certificate executed by an Authorized Officer of the Borrower certifying compliance with the requirements of preceding clauses (f), (g), and (i).

SECTION 5.                                                 Loan Adjustments.  In accordance with Section 2.15(h) and Section 2.16(c) of the Credit Agreement, upon the occurrence of the Initial Revolving Loan Extension and the immediately subsequent incurrence by the Borrower of the Extended Initial Revolver Increase, (x) each RL Lender immediately prior to such extension and incurrence will automatically and without further act be deemed to have assigned to each Upsizing Extending RL Lender and each Incremental RL Lender, and each such Upsizing Extending RL Lender and each Incremental RL Lender will automatically and without further act be deemed to have assumed, a portion of such other RL Lender’s participations hereunder in outstanding Letters of Credit and Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swingline Loans held by each RL Lender (including each such Upsizing Extending RL Lender and/or any Incremental RL Lender) will equal the percentage of the aggregate Revolving Loan Commitments of all RL Lenders represented by such RL Lender’s Revolving Loan Commitment and (y) if, on the Fourth Amendment Effective Date, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of the Extended Initial Revolver Increase be prepaid from the proceeds of Revolving Loans made under the Credit Agreement (reflecting such increase in Revolving Loan Commitments pursuant to the Extended Initial Revolver Increase), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender pursuant to such prepayment in accordance with Section 2.11 of the Credit Agreement.

SECTION 6.                                                 Agent Notice.  This Fourth Amendment shall be deemed to satisfy the notice required to be provided to the Administrative Agent in connection with the Extended Initial Revolver Increase, the Initial Revolving Loan Extension and the Initial Letter of Credit Commitment Extension pursuant to Sections 2.15 and 2.16(d) of the Credit Agreement.

SECTION 7.                                                 Counterparts, Etc.  This Fourth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.  Any party hereto may execute and deliver a counterpart of this Fourth Amendment by delivering by facsimile or other electronic transmission a signature page of this Fourth Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute part of this Fourth Amendment for any other purpose.

SECTION 8.                                                 Governing Law.  This Fourth Amendment and the rights and obligations of the parties under this Fourth Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Signature Pages to Follow]

IN WITNESS WHEREOF, this Fourth Amendment has been executed by the parties hereto as of the date first written above.

DYNEGY INC.

By:	/s/ Clint C. Freeland
	Name:	Clint C. Freeland
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Dynegy Credit Agreement

BLUE RIDGE GENERATION LLC
CASCO BAY ENERGY COMPANY, LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL INVESTMENTS HOLDINGS, LLC
DYNEGY COAL TRADING & TRANSPORTATION,
L.L.C.
DYNEGY ENERGY SERVICES, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY EQUIPMENT, LLC
DYNEGY GAS HOLDCO, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY GAS INVESTMENTS, LLC
DYNEGY GAS INVESTMENTS HOLDINGS, LLC
DYNEGY GASCO HOLDINGS, LLC
DYNEGY KENDALL ENERGY, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY OAKLAND, LLC
DYNEGY POWER, LLC
DYNEGY POWER MARKETING, LLC
DYNEGY SOUTH BAY, LLC
HAVANA DOCK ENTERPRISES, LLC
ONTELAUNEE POWER OPERATING COMPANY,
LLC
SITHE/INDEPENDENCE LLC

By:	/s/ Clint C. Freeland
	Name:	Clint C. Freeland
	Title:	Executive Vice President and Chief Financial Officer

BLACK MOUNTAIN COGEN, INC.
DYNEGY ADMINISTRATIVE SERVICES COMPANY
DYNEGY GLOBAL LIQUIDS, INC.
DYNEGY OPERATING COMPANY
DYNEGY POWER GENERATION INC.
ILLINOVA CORPORATION
SITHE ENERGIES, INC.

By:	/s/ Clint C. Freeland
	Name:	Clint C. Freeland
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Dynegy Credit Agreement

DIGHTON POWER, LLC
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCE III, LLC
DYNEGY RESOURCE HOLDINGS, LLC
DYNEGY RESOURCES GENERATING HOLDCO,
LLC
DYNEGY RESOURCES HOLDCO I, LLC
DYNEGY RESOURCES HOLDCO II, LLC
DYNEGY RESOURCES MANAGEMENT, LLC
ELWOOD ENERGY HOLDINGS, LLC
ELWOOD ENERGY HOLDINGS II, LLC
ELWOOD EXPANSION HOLDINGS, LLC
EQUIPOWER RESOURCES CORP.
KINCAID ENERGY SERVICES COMPANY, LLC
KINCAID GENERATION, L.L.C.
KINCAID HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
MASSPOWER HOLDCO, LLC
MASSPOWER PARTNERS I, LLC
MASSPOWER PARTNERS II, LLC
MILFORD POWER COMPANY, LLC
RICHLAND GENERATION EXPANSION, LLC
RICHLAND-STRYKER GENERATION LLC
RSG POWER, LLC
TOMCAT POWER, LLC

By:	/s/ Clint C. Freeland
	Name:	Clint C. Freeland
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Dynegy Credit Agreement

DYNEGY COAL GENERATION, LLC
DYNEGY COMMERCIAL ASSET MANAGEMENT,
LLC
DYNEGY CONESVILLE, LLC
DYNEGY DICKS CREEK, LLC
DYNEGY FAYETTE II, LLC
DYNEGY GAS GENERATION, LLC
DYNEGY GENERATION HOLDCO, LLC
DYNEGY HANGING ROCK II, LLC
DYNEGY KILLEN, LLC
DYNEGY LEE II, LLC
DYNEGY MIAMI FORT, LLC
DYNEGY RESOURCE I, LLC
DYNEGY STUART, LLC
DYNEGY WASHINGTON II, LLC
DYNEGY ZIMMER, LLC

By:	/s/ Clint C. Freeland
	Name:	Clint C. Freeland
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Dynegy Credit Agreement

MASSPOWER, a Massachusetts general partnership

By: Masspower Partner II, LLC, its Managing Partner

By:	/s/ Clint C. Freeland
	Name:	Clint C. Freeland
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Fourth Amendment to Dynegy Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent, an Extending RL Lender, a RL Lender and an Issuing Lender

By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to Dynegy Credit Agreement

BARCLAYS BANK PLC, as a RL Lender and an Extending RL Lender

By:	/s/ Christopher Aitkin
	Name:	Christopher Aitkin
	Title:	Assistant Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a RL Lender and an Extending RL Lender

By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

By:	/s/ Benjamin Souh
	Name:	Benjamin Souh
	Title:	Vice President

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MUFG UNION BANK, N.A., as a RL Lender and an Extending RL Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a RL Lender and an Incremental RL Lender

By:	/s/ Chi-Cheng Chen
	Name:	Chi-Cheng Chen
	Title:	Director

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GOLDMAN SACHS BANK USA, as a RL Lender and an Extending RL Lender

By:	/s/ Rebecca Kratz
	Name:	Rebecca Kratz
	Title:	Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a RL Lender and an Extending RL Lender

By:	/s/ Juan J. Javellana
	Name:	Juan J. Javellana
	Title:	Executive Director

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MORGAN STANLEY BANK, N.A., as a RL Lender, an Extending RL Lender, and an Issuing Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

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MORGAN STANLEY SENIOR FUNDING, INC., as a RL Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

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ROYAL BANK OF CANADA, as a RL Lender, an Extending RL Lender, and an Issuing Lender

By:	/s/ Frank Lambrinos
	Name:	Frank Lambrinos
	Title:	Authorized Signatory

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UBS AG, STAMFORD BRANCH, as a RL Lender, an Extending RL Lender, an Issuing Lender and an Upsizing Extending RL Lender

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

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BANK OF AMERICA, N.A., as a RL Lender

By:	/s/ William Merritt
	Name:	William Merritt
	Title:	Director

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SUNTRUST BANK, as a RL Lender

By:	/s/ Nina Johnson
	Name:	Nina Johnson
	Title:	Director

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SCHEDULE I

Extended Initial Revolver Increases

Upsizing Extending RL Lender/Incremental RL Lender	Extended Initial Revolver Increase Amount
UBS AG, Stamford Branch, as an Upsizing Extending RL Lender	$20,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., as an Incremental RL Lender	$25,000,000
TOTAL	$45,000,000

SCHEDULE II

Extended Initial Letter of Credit Commitments

Lender	Letter of Credit Commitment
Credit Suisse AG, Cayman Islands Branch	$86,000,000.00
Morgan Stanley Bank, N.A.	$100,476,500.00
Royal Bank of Canada	$200,000,000.00

ANNEX I

Schedule 1.01(b) to Credit Agreement

Lender	Initial Revolving Loan Commitment	Letter of Credit Commitment	Initial Tranche B-1 Term Loan Commitment	Initial Tranche B-2 Term Loan Commitment	Incremental Tranche A Revolving Loan Commitment	Incremental Tranche B Revolving Loan Commitment	Extended Initial Revolving Loan Commitment	Incremental Tranche C Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	—	$261,000,000	$500,000,000	$800,000,000	$33,780,000	$57,890,000	$50,000,000	—
Morgan Stanley Bank, N.A.	—	$285,476,500	—	—	—	—	$50,000,000	—
Morgan Stanley Senior Funding, Inc.	—	—	—	—	$33,780,000	$57,890,000	—	$2,000,000,000
Barclays Bank PLC	—	$175,000,000	—	—	$33,770,000	$57,890,000	$50,000,000	—
Deutsche Bank AG New York Branch	—	—	—	—	$27,630,000	$47,370,000	$50,000,000	—
Goldman Sachs Bank USA	—	—	—	—	—	—	$50,000,000	—
JPMorgan Chase Bank, N.A.	—	—	—	—	$27,630,000	$47,370,000	$50,000,000	—
Bank of America, N.A.	$50,000,000	—	—	—	$27,630,000	$47,370,000	—	—
Royal Bank of Canada	—	$275,000,000	—	—	$27,630,000	$47,370,000	$50,000,000	—

UBS AG, Stamford Branch	—	$77,500,000	—	—	$27,630,000	$47,370,000	$50,000,000	—
MUFG Union Bank, N.A.	—	—	—	—	$27,630,000	$22,370,000	$25,000,000	—
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	—	—	—	—	—	$25,000,000	$25,000,000	—
Wells Fargo Principal Lending	$10,000,000	—	—	—	—	—	—	—
Black Diamond CLO 2006-1 (Cayman) Ltd.	$5,000,000	—	—	—	—	—	—	—
Black Diamond CLO 2012-1 Ltd.	$5,000,000	—	—	—	—	—	—	—
Credit Agricole Corporate and Investment Bank	—	—	—	—	$27,630,000	$72,370,000	—	—
SunTrust Bank	—	—	—	—	$27,630,000	$72,370,000	—	—
BNP Paribas	—	—	—	—	$27,630,000	$72,370,000	—	—
Total	$70,000,000	—	$500,000,000	$800,000,000	$350,000,000	$675,000,000	$450,000,000	$2,000,000,000